UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2012

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On June 1, 2012 (the “Issuance Date”), AcelRx Pharmaceuticals, Inc. (“AcelRx”) issued an aggregate of 2,922,337 shares of common stock and warrants to purchase up to 2,630,103 shares of common stock for aggregate gross proceeds of approximately $10.0 million (the “Private Placement”). The Private Placement was issued and sold pursuant to a Securities Purchase Agreement, dated May 29, 2012, between AcelRx and certain purchasers, including certain entities affiliated with Mark Wan and Stephen J. Hoffman, members of AcelRx’s board of directors. The per unit purchase price of a share of common stock and a warrant to purchase 0.9 of a share of common stock was (i) $3.40 for non-affiliated purchasers and (ii) $3.5125 for affiliated purchasers. The warrants become exercisable six months from the Issuance Date, at an exercise price of $3.40 per share. Cowen and Company, LLC served as lead placement agent and JMP Securities served as co-placement agent in the Private Placement.

The issuance was made in reliance on Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and was made without general solicitation or advertising. Each Purchaser represented that it is an accredited investor with access to information about AcelRx sufficient to evaluate the investment and that the common stock and warrants were being acquired without a view to distribution or resale in violation of the Securities Act. A Form D filing will be made in accordance with the requirements of Regulation D. In connection with the Private Placement, AcelRx has agreed to file within 30 days of the Issuance Date one or more registration statements registering for resale the shares of common stock and shares of common stock issuable upon exercise of the warrants sold in the Private Placement. The securities offered have not been registered under the Securities Act, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.8	Form of Warrant. (1)

10.23	Form of Securities Purchase Agreement, dated May 29, 2012. (1)

99.1	Press Release dated June 4, 2012.

(1)	Filed as an exhibit to AcelRx’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2012 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2012

ACELRX PHARMACEUTICALS, INC.

	By:	/s/ James H. Welch
	Name:	James H. Welch
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.8	Form of Warrant. (1)

10.23	Form of Securities Purchase Agreement, dated May 29, 2012. (1)

99.1	Press Release dated June 4, 2012.

(1)	Filed as an exhibit to AcelRx’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2012 and incorporated herein by reference.